UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

STRATEGIC INTERNET INVESTMENTS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	033-28188	84-1116458
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

Jood Palace Hotel 36-A Street Off Al Rigga Road, Suite 1058
Deira Dubai P.O. Box 42211 UNITED ARAB EMIRATES		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (971) 50-420-7360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 18, 2016, Strategic Internet Investments, Incorporated (“SIII” or the “Company”) engaged LBB & Associates, Ltd., LLP (“LBB”), as its independent registered public accountant for the year ending December 31, 2016.

During the two most recent completed fiscal years and through November 18, 2016, neither the Company nor anyone on its behalf consulted with LBB regarding any of the following: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company (a) a written report, or (b) oral advice that LBB concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (iii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATEGIC INTERNET INVESTMENTS, INCORPORATED

Date: December 2, 2016	By:	/s/ Abbas Salih
Abbas Salih Chief Executive Officer